U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                 FORM 8 - K/A


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 14, 1997


                           BSD MEDICAL CORPORATION
                        Commission file number 0-10783

     DELAWARE			                              75-1590407
(State of Incorporation)	    (IRS Employer Identification Number)

  2188 West 2200 South
  Salt Lake City, Utah			                      84119
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  (801) 972-5555

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                        CURRENT REPORT ON FORM 8-K/A

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:
The following exhibit (numbered in accordance with Item 601 of Regulation S-B) is filed as part of this report.

Exhibit
Number                       Description
-----------              -------------------
16             Letter of KPMG Peat Marwick, LLP, dated September 16, 1997.


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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


						                                      BSD MEDICAL CORPORATION

Date:  September 23, 1997                   By:	/s/ Paul F. Turner
                                               Paul F. Turner
                                               Chairman of the Board, Acting
                                               President, and Senior Vice
                                               President of Research